UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: March 31

Date of reporting period: December 31, 2011

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON PARTNERS INCOME TRUST

LEGG MASON WESTERN ASSET NEW YORK MUNICIPALS FUND

FORM N-Q

DECEMBER 31, 2011

LEGG MASON WESTERN ASSET NEW YORK MUNICIPALS FUND

Schedule of investments (unaudited)	December 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
MUNICIPAL BONDS - 95.1%
Education - 16.1%
Amherst, NY, Development Corp., Student Housing Facility Revenue, AGM	5.000%	10/1/40	$2,370,000	$2,477,337
Amherst, NY, IDA, Civic Facilities Revenue:
University of Buffalo Foundation, Faculty-Student Housing, AMBAC	5.125%	8/1/20	1,000,000	1,014,200
University of Buffalo Foundation, Faculty-Student Housing, AMBAC	5.250%	8/1/31	3,615,000	3,614,855
Buffalo & Erie County, NY, Industrial Land Development Corp. Revenue, Buffalo State College Foundation Housing Corp. Project	5.375%	10/1/41	2,040,000	2,146,774
Dutchess County, NY, Industrial Development Agency, Civic Facility Revenue, Refunding, Bard College	5.000%	8/1/19	1,000,000	1,075,320
Erie County, NY, Industrial Development Agency, School Facility Revenue, Buffalo City School District	5.000%	5/1/31	17,685,000	18,785,361
Madison County, NY, IDA, Civic Facilities Revenue, Colgate University Project	5.000%	7/1/23	2,250,000	2,327,692
New York City, NY, Trust Cultural Resource Revenue, AMBAC, Museum of Modern Art	5.000%	4/1/23	3,100,000	3,118,600
New York State Dormitory Authority Revenue:
4201 School Program	5.000%	7/1/18	1,000,000	1,003,340
City University of New York, Consolidated Second General Resolution, AMBAC-TCRS	5.750%	7/1/18	3,000,000	3,487,140
City University Systems, AGM	6.000%	7/1/14	3,655,000	3,903,832
City University Systems, FGIC-TCRS	5.625%	7/1/16	5,825,000	6,622,035
New York University	5.000%	7/1/38	10,000,000	10,666,600
New York University, AMBAC	5.000%	7/1/32	8,000,000	8,648,480
New York University, NATL	5.750%	7/1/27	6,300,000	7,765,884
Non-State Supported Debt, Brooklyn Law School	5.750%	7/1/33	1,750,000	1,863,733
Non-State Supported Debt, Cabrini Westchester, GNMA-Collateralized, FHA	5.200%	2/15/41	4,395,000	4,729,196
Non-State Supported Debt, Manhattan Marymount	5.250%	7/1/29	2,140,000	2,183,784
Non-State Supported Debt, New School University	5.500%	7/1/40	25,000,000	26,948,750
Non-State Supported Debt, St. Joseph’s College	5.250%	7/1/35	2,000,000	2,069,180
Non-State Supported Debt, University of New York, AMBAC	5.000%	7/1/37	5,000,000	5,256,800
State University Adult Facilities, AGM	5.750%	5/15/17	1,070,000	1,294,796
Teachers College, NATL	5.000%	7/1/22	3,000,000	3,036,930
New York State Dormitory Authority Revenues, Non-State Supported Debt, Skidmore College	5.500%	7/1/41	3,200,000	3,501,824
Rensselaer County, NY, IDA, Civic Facilities Revenue:
Polytechnic Institute Dormitory Project	5.125%	8/1/27	5,820,000	5,823,841
Polytechnic Institute Dormitory Project	5.125%	8/1/29	5,430,000	5,433,204
St. Lawrence County, NY, Industrial Development Agency, Civic Development Corp. Revenue:
Clarkson University Project	6.000%	9/1/34	600,000	663,870
Clarkson University Project	5.375%	9/1/41	1,750,000	1,826,913
Troy, NY, Capital Resource Corp. Revenue, Rensselaer Polytechnic Institute	5.125%	9/1/40	15,000,000	15,255,900

Total Education				156,546,171

Health Care - 14.5%
East Rochester, NY, Housing Authority Revenue, North Park Nursing Home, GNMA-Collateralized	5.200%	10/20/24	1,620,000	1,638,986

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET NEW YORK MUNICIPALS FUND

Schedule of investments (unaudited) (cont’d)	December 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Health Care - continued
Monroe County, NY, Industrial Development Corp., FHA, Insured Mortgage Revenue, Unity Hospital of Rochester Project	5.500%	8/15/40	$9,000,000	$9,927,900
Nassau County, NY, Industrial Development Agency Revenue, Continuing Care Retirement, Amsterdam at Harborside	6.700%	1/1/43	10,000,000	7,962,000
New York City, NY, Health & Hospital Corp. Revenue, Health Systems	5.000%	2/15/30	15,000,000	15,933,600
New York State Dormitory Authority Revenue:
Municipal Health Facilities	5.000%	1/15/28	7,000,000	7,437,010
Municipal Health Facilities	5.000%	1/15/32	25,000,000	26,095,500
New York and Presbyterian Hospital, AGM, FHA	5.000%	8/15/36	17,500,000	17,937,850
New York University Hospitals Center	5.000%	7/1/26	10,000,000	10,209,300
Non-State Supported Debt, Insured Mortgage Hospital Montefiore, FHA	5.000%	8/1/22	2,500,000	2,659,850
Non-State Supported Debt, Mount Sinai Hospital	5.000%	7/1/26	5,000,000	5,272,150
Non-State Supported Debt, North Shore Long Island Jewish Medical Center	5.250%	5/1/30	8,750,000	9,233,088
Non-State Supported Debt, North Shore Long Island Jewish Medical Center	5.500%	5/1/33	3,000,000	3,221,940
Non-State Supported Debt, North Shore Long Island Jewish Medical Center	5.500%	5/1/37	13,000,000	13,835,770
North Shore University Hospital, NATL	5.500%	11/1/14	2,500,000	2,770,875
State Supported Debt Mental Health Services Facilities Improvement, AGM	5.250%	8/15/30	70,000	70,139
United Cerebral Palsy, AMBAC	5.125%	7/1/21	1,500,000	1,405,035
New York State Dormitory Authority Revenues, Non-State Supported Debt, NYU Hospitals Center	6.000%	7/1/40	4,000,000	4,245,520
Syracuse, NY, Industrial Development Agency Revenue, Refunding, James Square Association, FHA	7.000%	8/1/25	1,250,000	1,255,275

Total Health Care				141,111,788

Housing - 5.8%
New York City, NY, HDC, Cadman Project, FHA	6.500%	11/15/18	791,459	822,381
New York City, NY, HDC, MFH Rental Revenue, Seaview Towers	4.600%	7/15/26	8,275,000	8,289,647	(a)
New York City, NY, HDC, MFH Revenue	4.600%	11/1/26	6,250,000	6,335,937	(a)
New York City, NY, HDC, MFH Revenue	4.950%	11/1/39	10,000,000	10,203,000
New York City, NY, HDC, MFH Revenue	5.150%	11/1/45	1,630,000	1,662,747
New York State Housing Finance Agency:
Affordable Housing Revenue	4.800%	11/1/34	4,450,000	4,534,995
Affordable Housing Revenue	4.750%	11/1/36	1,000,000	1,004,170
Affordable Housing Revenue	5.000%	11/1/40	4,500,000	4,602,105
Affordable Housing Revenue	4.875%	5/1/42	2,875,000	2,901,249
Affordable Housing Revenue	5.200%	11/1/45	2,500,000	2,557,850
New York State Housing Finance Agency Revenue	5.250%	11/1/41	1,000,000	1,023,220
New York State Mortgage Agency Revenue:
Homeowner Mortgage	5.200%	10/1/32	4,000,000	4,029,240	(a)
Homeowner Mortgage	5.350%	10/1/33	8,195,000	8,542,222

Total Housing				56,508,763

Industrial Revenue - 7.0%
Liberty, NY, Development Corporation Revenue, Goldman Sachs Headquarters	5.500%	10/1/37	27,000,000	28,336,770
Monroe County, NY, IDA Revenue, Public Improvement, Canal Ponds Park	7.000%	6/15/13	125,000	126,050
New York Liberty Development Corp., Liberty Revenue:
1 WTC Port Authority Constructions	5.000%	12/15/41	10,000,000	10,720,300
Second Priority, Bank of America Tower	5.125%	1/15/44	22,500,000	22,952,025

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET NEW YORK MUNICIPALS FUND

Schedule of investments (unaudited) (cont’d)	December 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Industrial Revenue - continued
Puerto Rico Industrial Medical & Environmental Pollution Control Facilities, Finance Authority Revenue, American Airlines Inc.	6.450%	12/1/25	$1,710,000	$359,100	(b)
Virgin Islands Public Finance Authority Revenue, Matching Fund Loan	6.750%	10/1/37	5,000,000	5,474,750

Total Industrial Revenue				67,968,995

Leasing - 2.9%
New York State Dormitory Authority Revenue:
State University Educational Facilities	5.250%	5/15/13	2,030,000	2,087,408
State University Educational Facilities, AGM	5.875%	5/15/17	12,110,000	14,345,869
New York State Dormitory Authority, Lease Revenue, State University Dormitory Facilities	5.000%	7/1/39	7,250,000	7,652,738
New York State Urban Development Corp. Revenue, State Facilities	5.700%	4/1/20	3,000,000	3,569,040

Total Leasing				27,655,055

Other - 1.7%
New York Liberty Development Corp., Liberty Revenue, 4 World Trade Center LLC Project	5.750%	11/15/51	7,000,000	7,597,310
New York State Liberty Development Corp., Liberty Revenue, 4 World Trade Center LLC Project	5.000%	11/15/44	7,000,000	7,130,620
Virgin Islands Public Finance Authority Revenue, Matching Fund Loan Note	6.000%	10/1/39	1,750,000	1,835,820

Total Other				16,563,750

Power - 6.4%
Long Island Power Authority, NY, Electric System Revenue	6.000%	5/1/33	10,000,000	11,394,100
New York State Energy Research & Development Authority, Gas Facilities Revenue, Brooklyn Union Gas Co. Project, RIBS	13.371%	1/15/12	3,000,000	3,087,780	(a)(c)(d)
Port Authority of New York & New Jersey, Special Obligation Revenue, 5th Installment, Special Project	6.750%	10/1/19	12,000,000	11,613,120	(a)
Puerto Rico Electric Power Authority, Power Revenue	5.250%	7/1/40	35,000,000	35,866,600

Total Power				61,961,600

Pre-Refunded/Escrowed to Maturity - 3.4%
MTA, New York Services Contract Transportation Facilities	5.750%	7/1/13	945,000	977,007	(e)
New York City Health & Hospital Corp. Revenue:
Health System, AGM	5.000%	2/15/22	1,110,000	1,115,916	(f)
Health System, AGM	5.125%	2/15/23	3,750,000	3,770,513	(f)
New York State Dormitory Authority Revenue, State University Educational Facility, FGIC	5.000%	5/15/27	12,750,000	13,098,202	(f)
New York State Environmental Facilities Corp., Clean Water & Drinking Revolving Funds	5.000%	6/15/16	4,980,000	4,993,695	(e)
Puerto Rico Public Financial Corp.	5.500%	8/1/29	3,740,000	3,754,025	(f)
Triborough Bridge & Tunnel Authority	5.375%	1/1/19	4,200,000	4,956,504	(f)

Total Pre-Refunded/Escrowed to Maturity				32,665,862

Solid Waste/Resource Recovery - 0.2%
Essex County, NY, Industrial Development Agency Revenue, Solid Waste, International Paper Co. Project	6.150%	4/1/21	1,065,000	1,065,959	(a)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET NEW YORK MUNICIPALS FUND

Schedule of investments (unaudited) (cont’d)	December 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Solid Waste/Resource Recovery - continued
North Country, NY, Development Authority, Solid Waste Management System Revenue, Refunding, AGM	6.000%	5/15/15	$625,000	$651,106

Total Solid Waste/Resource Recovery				1,717,065

Special Tax Obligation - 18.8%
Brooklyn Arena, NY, Local Development Corp., Barclays Center Project	6.250%	7/15/40	20,000,000	20,909,800
New York City, NY, TFA Revenue, Future Tax Secured	5.000%	5/1/38	25,000,000	26,719,250
New York City, NY, TFA, Building Aid Revenue, St. Aid Withholding	5.250%	1/15/39	27,000,000	28,844,910
New York City, NY, Trust Cultural Resource Revenue, AMBAC, Museum of Modern Art	5.125%	7/1/31	9,000,000	9,077,670
New York State Dormitory Authority, Personal Income Tax Revenue	5.000%	3/15/37	4,000,000	4,239,840
New York State Dormitory Authority, State Personal Income Tax Revenue	5.000%	3/15/31	10,000,000	10,674,900
New York State Dormitory Authority, State Personal Income Tax Revenue	5.000%	12/15/35	3,500,000	3,687,635
New York State Dormitory Authority, State Personal Income Tax Revenue	5.000%	2/15/39	15,875,000	16,980,217
New York State Local Assistance Corp.:
Refunded	6.000%	4/1/14	2,170,000	2,312,764
Refunded	5.500%	4/1/17	3,000,000	3,554,730
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.750%	8/1/37	10,000,000	10,827,600
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.000%	8/1/40	10,000,000	10,464,300
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.250%	8/1/41	1,965,000	2,029,256
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	6.000%	8/1/42	20,000,000	21,919,800
Virgin Islands Public Finance Authority Revenue, Matching Fund Loan	5.250%	10/1/29	10,000,000	10,367,900

Total Special Tax Obligation				182,610,572

State General Obligation - 0.1%
Puerto Rico Commonwealth, GO, Refunding, Public Improvement, NATL	5.500%	7/1/16	1,250,000	1,384,200

Transportation - 12.5%
Hudson, NY, Yards Infrastructure Corp. Revenue	5.750%	2/15/47	10,000,000	10,816,600
MTA, New York Revenue:
NATL	5.000%	11/15/35	10,000,000	10,278,300
Refunding, AGM	5.000%	11/15/30	22,590,000	23,267,474	(g)
MTA, New York Service Contract, Refunding, AMBAC	5.000%	7/1/30	7,150,000	7,282,776
MTA, NY, Revenue	5.250%	11/15/40	20,000,000	21,554,800
Port Authority of New York & New Jersey	5.000%	1/15/41	15,000,000	16,138,800
Port Authority of New York & New Jersey, Special Obligation Revenue, JFK International Air Terminal LLC	6.000%	12/1/42	20,000,000	21,127,800
Triborough Bridge & Tunnel Authority, NATL/IBC	5.250%	11/15/30	5,200,000	5,468,008
Triborough Bridge & Tunnel Authority, NY, Revenue	5.000%	11/15/32	5,000,000	5,141,200

Total Transportation				121,075,758

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET NEW YORK MUNICIPALS FUND

Schedule of investments (unaudited) (cont’d)	December 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Water & Sewer - 5.7%
New York City, NY, Municipal Water Finance Authority:
Water & Sewer System Revenue	5.000%	6/15/38	$10,000,000	$10,544,700
Water & Sewer System Revenue	5.000%	6/15/39	7,000,000	7,474,530
Water & Sewer System Revenue	5.750%	6/15/40	15,000,000	17,164,200
New York State Environmental Facilities Corp.:
Clean Water & Drinking Revolving Funds	5.000%	6/15/32	8,500,000	8,841,360
State Water Revolving Fund	7.500%	6/15/12	5,000	5,025
New York State Environmental Facilities Corp., Water Facilities Revenue, United Water New Rochelle Inc.	4.875%	9/1/40	10,910,000	10,943,712

Total Water & Sewer				54,973,527

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $857,865,222)				922,743,106

SHORT-TERM INVESTMENTS - 3.6%
Finance - 0.1%
New York City, NY, TFA:
Future Tax Secured, SPA-Citibank N.A.	0.080%	8/1/31	600,000	600,000	(h)(i)
New York City Recovery Project Revenue, SPA-Wells Fargo N.A.	0.020%	11/1/22	200,000	200,000	(h)(i)

Total Finance				800,000

General Obligation - 2.3%
New York City, NY, GO:
LIQ-Dexia Credit Local	0.550%	4/1/35	6,400,000	6,400,000	(h)(i)
SPA-Dexia Credit Local	0.480%	8/1/28	7,400,000	7,400,000	(h)(i)
SPA-Wells Fargo Bank N.A.	0.020%	4/1/32	550,000	550,000	(h)(i)
New York, NY, GO, Subordinated, LOC-Dexia Credit Local	0.480%	3/1/34	7,500,000	7,500,000	(h)(i)

Total General Obligation				21,850,000

Health Care - 0.1%
New York City, NY, Health & Hospital Corp. Revenue, HHC Capital Corp., LOC-TD Bank N.A.	0.060%	2/15/31	1,400,000	1,400,000	(h)(i)

Industrial Revenue - 0.0%
Nassau County, NY, IDA, Civic Facility Revenue, Cold Spring Harbour Laboratory, SPA-JPMorgan Chase	0.040%	1/1/42	100,000	100,000	(h)(i)

Public Facilities - 0.1%
New York City, NY, Trust for Cultural Resources Revenue, American Museum of Natural History, SPA-Bank of America N.A.	0.080%	4/1/27	1,100,000	1,100,000	(h)(i)

Water & Sewer - 1.0%
New York City, NY, Municipal Water Finance Authority, SPA-Dexia Credit Local	0.480%	6/15/32	9,300,000	9,300,000	(h)(i)
New York City, NY, Municipal Water Finance Authority, Water & Sewer System Revenue, Second General Resolution, SPA-Fortis Bank S.A.	0.020%	6/15/36	300,000	300,000	(h)(i)

Total Water & Sewer				9,600,000

TOTAL SHORT-TERM INVESTMENTS (Cost - $34,850,000)				34,850,000

TOTAL INVESTMENTS - 98.7% (Cost - $892,715,222#)				957,593,106
Other Assets in Excess of Liabilities - 1.3%				12,773,894

TOTAL NET ASSETS - 100.0%				$970,367,000

(a)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(b)	The coupon payment on these securities is currently in default as of December 31, 2011.

(c)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(d)	Residual interest bonds-coupon varies inversely with level of short-term tax-exempt interest rates.

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET NEW YORK MUNICIPALS FUND

Schedule of investments (unaudited) (cont’d)	December 31, 2011

(e)	Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(f)	Pre-Refunded bonds are escrowed with U.S. government obligations and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(g)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(h)	Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice.

(i)	Maturity date shown is the final maturity date. The security may be sold back to the issuer before final maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

AGM	— Assured Guaranty Municipal Corporation - Insured Bonds
AMBAC	— American Municipal Bond Assurance Corporation - Insured Bonds
FGIC	— Financial Guaranty Insurance Company - Insured Bonds
FHA	— Federal Housing Administration
GNMA	— Government National Mortgage Association
GO	— General Obligation
HDC	— Housing Development Corporation
IBC	— Insured Bond Certificates
IDA	— Industrial Development Authority
LIQ	— Liquidity Facility
LOC	— Letter of Credit
MFH	— Multi-Family Housing
MTA	— Metropolitan Transportation Authority
NATL	— National Public Finance Guarantee Corporation - Insured Bonds
RIBS	— Residual Interest Bonds
SPA	— Standby Bond Purchase Agreement - Insured Bonds
TCRS	— Transferable Custodial Receipts
TFA	— Transitional Finance Authority

Ratings Table*

Standard & Poor’s/Moody’s/Fitch**
AAA/Aaa	10.6%
AA/Aa	44.2
A	30.8
BBB/Baa	7.5
C	0.0 †
A-1/VMIG 1	3.7
NR	3.2

100.0%

*	As a percentage of total investments.

**	The ratings shown are based on each portfolio security’s rating as determined by Standard & Poor’s, Moody’s or Fitch, each a Nationally Recognized Statistical Rating Organization (“NRSRO”). These ratings are the opinions of the NRSRO and are not measures of quality or guarantees of performance. Securities may be rated by other NRSROs, and these ratings may be higher or lower. In the event that a security is rated by multiple NRSROs and receives different ratings, the Fund will treat the security as being rated in the highest rating category received from a NRSRO.

†	Represents less than 0.1%.

See pages 7 through 9 for definitions of ratings.

See Notes to Schedule of Investments.

Bond Ratings

The definitions of the applicable rating symbols are set forth below:

Long-term security ratings (unaudited)

Standard & Poor’s Ratings Service (“Standard & Poor’s”) Long-term Issue Credit Ratings — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA — An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA — An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A — An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB — An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB — An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B — An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC — An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC — An obligation rated “CC” is currently highly vulnerable to nonpayment.

C — The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D — An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments of an obligation are jeopardized.

Moody’s Investors Service (“Moody’s”) Long-term Obligation Ratings — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa — Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.

Aa — Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

A — Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.

Baa — Obligations rated “Baa” are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba — Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.

B — Obligations rated “B” are considered speculative and are subject to high credit risk.

Bond Ratings (continued)

Long-term security ratings (unaudited) (cont’d)

Caa — Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.

Ca — Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery for principal and interest.

C — Obligations rated “C” are the lowest rated class and are typically in default, with little prospect of recovery for principal and interest.

Fitch Ratings Service (“Fitch”) Structured, Project & Public Finance Obligations — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA — Obligations rated “AAA” by Fitch denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA — Obligations rated “AA” denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A — Obligations rated “A” denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB — Obligations rated “BBB” indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB — Obligations rated “BB” indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B — Obligations rated “B” indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC — Default is a real possibility.

CC — Default of some kind appears probable.

C — Default is imminent or inevitable, or the issuer is in standstill.

NR — Indicates that the obligation is not rated by Standard & Poor’s, Moody’s or Fitch.

Short-term security ratings (unaudited)

Standard & Poor’s Municipal Short-Term Notes Ratings

SP-1 — A short-term obligation rated “SP-1” is rated in the highest category by Standard & Poor’s. Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 — A short-term obligation rated “SP-2” is a Standard & Poor’s rating indicating satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 — A short-term obligation rated “SP-3” is a Standard & Poor’s rating indicating speculative capacity to pay principal and interest.

Standard & Poor’s Short-Term Issues Credit Ratings

A-1 — A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

Bond Ratings (continued)

Short-term security ratings (unaudited) (cont’d)

A-2 — A short-term obligation rated “A-2” by Standard & Poor’s is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 — A short-term obligation rated “A-3” by Standard & Poor’s exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B — A short-term obligation rated “B” by Standard & Poor’s is regarded as having significant speculative characteristics. Ratings of “B-1”, “B-2” and “B-3” may be assigned to indicate finer distinctions within the “B” category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

Moody’s Variable Rate Demand Obligations (VRDO) Ratings

VMIG 1 — Moody’s highest rating for issues having a variable rate demand feature — VRDO. This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price on demand.

VMIG 2 — This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price on demand.

VMIG 3 — This designation denotes acceptable credit quality. Adequate protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price on demand.

SG — This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Moody’s Short-Term Municipal Obligations Ratings

MIG 1 — Moody’s highest rating for short-term municipal obligations. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 — This designation denotes strong credit quality. Margins of protection are ample, although not as large as the preceding group.

MIG 3 — This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG — This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Moody’s Short-Term Obligations Ratings

P-1 — Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating. Have a superior ability to repay short-term debt obligations.

P-2 — Have a strong ability to repay short-term debt obligations.

P-3 — Have an acceptable ability to repay short-term debt obligations.

NP — Issuers do not fall within any of the Prime rating categories.

Fitch’s Short-Term Issuer or Obligations Ratings

F1 — Fitch’s highest rating indicating the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 — Fitch rating indicating good intrinsic capacity for timely payment of financial commitments.

F3 — Fitch rating indicating intrinsic capacity for timely payment of financial commitments is adequate.

B — Fitch rating indicating minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term changes in financial and economic conditions.

C — Fitch rating indicating default is a real possibility.

NR — Indicates that the obligation is not rated by Standard & Poor’s, Moody’s or Fitch.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Legg Mason Western Asset New York Municipals Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Municipal bonds†	—	$922,743,106	—	$922,743,106
Short-term investments†	—	34,850,000	—	34,850,000

Total investments	—	$957,593,106	—	$957,593,106

Other financial instruments:
Futures contracts	$95,269	—	—	$95,269

Total	$95,269	$957,593,106	—	$957,688,375

†	See Schedule of Investments for additional detailed categorizations.

Notes to Schedule of Investments (unaudited) (continued)

(b) Futures Contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Fund concentration. Since the Fund invests primarily in obligations of issuers within New York, it is subject to possible risks associated with economic, political, credit or legal developments or industrial or regional matters specifically affecting New York.

(d) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At December 31, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$68,648,425
Gross unrealized depreciation	(3,770,541)

Net unrealized appreciation	$64,877,884

At December 31, 2011, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain
Contracts to Sell:
U.S. Treasury 30-Year Bonds	157	3/12	$22,800,490	$22,735,563	$64,927
U.S. Treasury Ultra Long-Term Bonds	39	3/12	6,277,655	6,247,313	30,342

Net unrealized gain on open futures contracts					$95,269

3. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at December 31, 2011.

Futures Contracts
Primary Underlying Risk Disclosure	Unrealized Appreciation
Interest Rate	$95,269

During the period ended December 31, 2011, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell)	$19,236,944

Notes to Schedule of Investments (unaudited) (continued)

4. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact the adoption of ASU No. 2011-04 will have on the Fund’s financial statements and related disclosures.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Income Trust

By	/S/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date: February 27, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/S/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date: February 27, 2012

By	/S/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date: February 27, 2012